Ex. 10.2
SUBSCRIPTION AGREEMENT
Frontier Income And Growth, LLC
3030 LBJ Freeway, Suite 1320,
Dallas, Texas 75234
Gentlemen:
TBX Resources, Inc. agrees to purchase 1160 units representing 51% of the membership units in Frontier Income and Growth LLC (FIG) for $5,046,000. As per the terms of this transaction, TBX will deliver funds to FIG, and by evidence of this receipt of funds, the interest will be transferred to TBX to complete the transaction.
1. Acceptance of Subscription; Adoption and Appointment. It is understood and agreed that this Agreement is made subject to the following terms and conditions:
     (a) The Manager will have the right to accept or reject this subscription, in whole or in part, for any reason whatsoever. If this subscription is rejected, the Manager will cause the undersigned’s Funds to be refunded, without interest, and this Agreement shall be null, void and of no effect. The Manager shall have no obligation to accept subscriptions for Units in the order received.
     (b) The undersigned hereby intends that the undersigned’s signature hereon shall constitute an irrevocable subscription to the Company for the number of Unit(s) specified on the signature page of this Agreement. Upon satisfaction of the conditions referred to herein, a copy of the signature page of this Agreement, duly executed by the Company, will be delivered to the undersigned.
     2. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Company as follows:
     The undersigned has (i) adequate means of providing for the undersigned’s current needs and possible personal contingencies, is able to bear the substantial economic risks of an investment in the Unit(s), has no need for liquidity of such investment, and could afford a complete loss of such investment, (ii) satisfied the net worth and/or other suitability standards for an investor as described or referenced under the caption “Suitability Standards” in the Memorandum and any additional suitability standards required by the securities laws of the state of the undersigned’s residence, and (iii) has such knowledge and experience in business, financial and tax matters that the undersigned is capable of evaluating the relative risks and merits of an investment in the Unit(s) and to make an informed investment decision with respect thereto.
     The undersigned, if an individual, is at least 21 years of age and is not a foreign citizen and is a bona fide resident of the state set forth in the undersigned’s Subscription Documents. The undersigned’s address indicated therein is a true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction.
     The undersigned is not subscribing for the Unit(s) as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet or presented at any seminar.
     The undersigned has received, carefully read and is thoroughly familiar with this Agreement, the Subscription Documents, the Memorandum (particularly the Limited Liability Agreement and information set forth under the caption “Risk Factors” in the Memorandum) and all of their respective attachments. With respect to individual or partnership tax and other economic considerations involved in a purchase of Unit(s), the undersigned is not relying on the Company or any agent or representative thereof.

     The undersigned is aware of the high degree of risk involved in making an investment in the Unit(s); it being understood, however, that this representation does not constitute a waiver of any rights that the undersigned has under the Securities Act of 1933 (the “Securities Act”), any applicable state securities act or the rules and regulations promulgated thereunder. The undersigned has considered and has, to the extent the undersigned believes necessary, discussed with the undersigned’s legal, tax, accounting and financial advisers the suitability of an investment in the Unit(s) given the undersigned’s particular tax, accounting and financial status, and hereby acknowledges that he/she has been advised to consult with such parties prior to entering in to this Agreement.
     The undersigned acknowledges that no assurances have been made to him by the management regarding the tax consequences, if any, of an investment in Unit(s) in the Company and that the discussion of the tax consequences in the Memorandum is limited and general in nature and that the tax consequences to him will depend on his particular circumstances.
     The undersigned has had an opportunity to ask questions of and receive answers thereto and to request additional relevant information from the Company, or a person or persons authorized on its behalf, concerning the terms and conditions of this purchase. The undersigned confirms that all documents, records and books pertaining to the purchase of Unit(s) in the Company and requested by the undersigned have been made available or delivered to the undersigned prior its subscription.
     The undersigned further acknowledges that the undersigned is purchasing the Unit(s) in the Company only in reliance upon the information set forth in the Memorandum and any additional written information provided by the Company upon the undersigned’s request.
     The undersigned understands that the Unit(s) have not been registered under the Securities Act of 1933, as amended, or any state securities law and are instead being offered and sold in reliance on an exemption thereto, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Investor Suitability Questionnaire. The undersigned understands that the Unit(s) cannot be sold, pledged hypothecated or transferred unless they are subsequently so registered under the Securities Act of 1933, as amended, and applicable state securities law, or an exemption from such registration is available.
     The undersigned acknowledges that he has been advised that Rule 144 promulgated under the Securities Act is neither applicable nor contemplated to become applicable to the Unit(s) and further acknowledges that neither the Company nor the management will be obligated to make the filings and reports, or make available publicly the information, that is a condition to the availability of Rule 144.
     The Unit(s) for which the undersigned hereby subscribes are being acquired solely for the undersigned’s own account, for investment, and are not being purchased with a view to, or for resale in connection with, any distribution, subdivision or fractionalization thereof; the undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement with respect to any such resale. In order to induce the Company to issue and sell the Unit(s) subscribed for hereby to the undersigned, it is agreed that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Unit(s) by anyone but the undersigned. No other person has any right, title, interest, participation, or claim in or to the Unit(s) for which the undersigned is subscribing, except for any interest his spouse may have under community property laws.
     If the undersigned employed a purchaser representative in connection with evaluating the merits and risks of an investment in the Unit(s), he acknowledges who such person is and that such person is his “purchaser representative” as such term is used in Rule 501(h) of Regulation D of the Securities and Exchange Commission’s Rules and Regulations.
     The undersigned has received, completed and returned to the Company the Subscription Documents, and the undersigned hereby affirms the correctness of the statements and representations contained in the Subscription Documents.
     The undersigned acknowledges, consents to, and is aware of all the risks related to this investment in Units described in the Memorandum, including, but not limited to, the following:

     (i) That the Company has a limited operating history and the Unit(s) are a speculative investment which involves substantial risk of loss of the undersigned’s entire investment in the Company.
     (ii) That there are substantial restrictions on the transferability of the Unit(s), and accordingly, the undersigned may have to hold the Unit(s) indefinitely, and it may not be possible for the undersigned to liquidate the investment in the Company.
     (iii) That no federal or state agency has made any finding or determination as to the fairness of the offering of the Unit(s) for investment or any recommendation or endorsement of the Unit(s).
     (iv) That it never has been represented, guaranteed or warranted to the undersigned by the Company, its agents or employees or any other person, expressly or by implication, any of the following:
     (a) The approximate or exact length of time that the undersigned will be required to remain as owner of the Unit(s);
     (b) The percentage of profit and/or amount of or type of return on investment, consideration, profit or loss to be realized, if any, as a result of this investment in Unit(s);
     (c) That the prior performance on the part of the Company will in any way indicate the possible result of the Company; or
     (d) That subscriptions will be accepted in the order in which they are received.
     (v) That the Company shall incur certain costs, expenses, and undertake other actions in reliance upon the irrevocability of the subscription for Unit(s) made hereunder.
     The undersigned, is not (i) a “tax exempt entity” within the meaning of Section 168(j)(4)(A) of the Internal Revenue Code of 1986 (the “Code”), Retirement Account, simplified employee plan, endowment fund, foundation or other entity generally exempt from federal income taxation (such as charitable, religious, scientific and educational organizations); (ii) a trust created and administered pursuant to Keogh (H.R.10) Plans, a qualified pension or profit sharing and stock bonus plan which qualifies under Code Section 401(2).
     The undersigned acknowledges and understands that, if he is a non-U.S. person and purchases the Unit(s), he may be required to file a United States tax return on which he must report income received from his investment in the Unit(s) and may be required to pay United States federal income tax at applicable rates. The undersigned understand that the Company may be required to withhold income tax from amounts paid to the undersigned.
     If the this Agreement is executed and delivered on behalf of a partnership, company, corporation, trust, estate or other entity: (i) such partnership, company, corporation, trust, estate or entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, company, corporation, trust, estate or entity in connection with the purchase of the Unit(s), (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold the Unit(s), (ii) the signature of the undersigned is binding upon such partnership, company, corporation, trust, estate or entity, and (iii) the subscriber was not organized for the specific purpose of acquiring the Unit(s).
     The undersigned has not been furnished any offering literature other than the Memorandum, the documents attached as Exhibits thereto and other materials which the Company may have provided at the request of the undersigned, and the undersigned has relied only on the information contained in the Memorandum, the Exhibits attached thereto and the information furnished or made available to the undersigned in writing by the Company as described herein.

     The undersigned has not distributed this Agreement, the Subscription Documents and the Memorandum to anyone other than his legal, tax, accounting, or other advisors for their use solely in that capacity for the undersigned, and no one other than the undersigned or his legal, tax, accounting, or other advisors, if any, has used the Memorandum for any other purpose whatsoever.
     That no person or entity acting on behalf, or under the authority, of the undersigned is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Agreement and the investment in the Unit(s).
THE UNDERSIGNED RECOGNIZES THAT THE SALE OF THE UNIT(S) TO THE UNDERSIGNED WILL BE BASED UPON THE FOREGOING REPRESENTATIONS AND WARRANTIES AND THAT THEY ARE TRUE AND ACCURATE AS OF THE DATE OF DELIVERY OF THE FUNDS TO THE COMPANY AND SHALL SURVIVE SUCH DELIVERY. IF IN ANY RESPECT SUCH REPRESENTATIONS AND WARRANTIES SHALL NOT BE TRUE AND ACCURATE PRIOR TO DELIVERY OF THE FUNDS PURSUANT TO SECTION 2 HEREOF, THE UNDERSIGNED SHALL GIVE PROMPT WRITTEN NOTICE OF SUCH FACT TO THE COMPANY, SPECIFYING WHICH REPRESENTATIONS AND WARRANTIES ARE NOT TRUE AND ACCURATE AND THE REASONS THEREFOR.
     3. Indemnification. The undersigned acknowledges and understands the meaning and legal consequences of the representations, warranties, and agreements set forth herein and that the Company, the Manager, each selling broker/dealer, and each member, manager, officer, director, controlling person, representative, agent, and/or employee of the foregoing, have relied or will rely upon such representations, warranties, and agreements, and the undersigned hereby agrees to indemnify and hold harmless such persons, and each of them, from and against any and all losses, claims, damages, liabilities, or expenses, and any actions in respect thereof, joint or several, to which any such person may become subject, due to or arising out of a breach of any such representation, warranty, or agreement, together with all reasonable costs and expenses (including attorneys’ fees) incurred by any such person in connection with any action, suit, proceeding, demand, assessment, or judgment incident to any of the matters so indemnified against. Notwithstanding the foregoing, however, no representation, warranty, acknowledgment, or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of the rights granted to me under federal or state securities laws. All representations, warranties, and agreements contained in this Subscription Agreement, and the indemnification contained in this Section 3, shall survive the acceptance of this subscription and the sale of the Unit(s).
     4. Privacy Policy. The undersigned hereby requests that his/her name, address, social security number, telephone number and other personal data not be disseminated to other Investor Members of the Company or any third party, except as necessary, in the sole discretion of the Manager, for the operation of the Company, without written permission from the undersigned UNLESS the release of such information is in response to a court order or validly issued subpoena.
     5. No Waiver. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not hereby, or in any other manner, waive any rights granted to the undersigned under federal or state securities laws.
     6. Transferability. The undersigned understands and agrees that the following restrictions and limitations are applicable to the undersigned’s purchase and any resale or other transfer the undersigned may make of the Unit(s):
The assignment and transferability of the Unit(s) acquired pursuant hereto shall be made only in accordance with the Limited Liability Agreement and applicable provisions of federal and state securities laws.
The undersigned acknowledges that legends will be placed on any certificate or other document evidencing the Unit(s) in substantially the following form and that stop transfer instructions will be placed with the records of the Company with respect to the Unit(s) so as to restrict the resale, pledge, hypothecation, or other transfer thereof.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES ACT. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACTS.
     7. Miscellaneous.
     All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the undersigned at the address set forth below and to Frontier Income And Growth, LLC, ATTN: Tim Burroughs, 3030 LBJ Freeway, Suite 1320, Dallas, Texas 75234.
     Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Texas applicable to agreements made and to be wholly performed therein.
     This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by an instrument in writing executed by all parties hereto.
     This Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the parties hereto.
     The undersigned acknowledges, agrees and consents that legal counsel has provided and is continuing to provide advice to the Company and/or its affiliates and other investors in the Company, relating to their business, their participants and other matters, and waive any conflicts arising therefrom. The undersigned acknowledges, agrees and consents that counsel may also represent any other person in connection with any transaction in which the Company or any of its affiliates are participants or in other related matters, and waive any conflicts arising therefrom. Counsel will not be deemed to be engaged by or representing any person unless counsel and such person execute a mutually acceptable engagement agreement, including conflict waiver language acceptable to counsel in its sole discretion. The undersigned acknowledges and agrees that counsel does not represent and will not be deemed to be representing him unless and until counsel and the undersigned enter into a mutually acceptable written engagement agreement. The undersigned acknowledges that all subscribers have been encouraged to obtain the advice of separate counsel, including advice regarding the waiver of conflict and agreement to multiple representations set out here.
     Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings attributed to such terms in the Memorandum. All terms used herein shall be deemed to include the masculine and the feminine and the singular and the plural, as the context requires. Captions herein are for convenient reference only and shall not alter or affect the meaning of the construction of the paragraphs hereof to which they relate.
     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date indicated hereinafter on the following Subscription Agreement signature page.

FRONTIER INCOME AND GROWTH, LLC

1160	Number of Units

$5,046,000	Cash Payment
TBX Resources, Inc.
/s/ Tim Burroughs, CEO
     COMPANY’S ACCEPTANCE
Frontier Asset Management, LLC, as Manager,
Herewith accepts the foregoing subscription
In Frontier Income And Growth, LLC

/s/ Tim Burroughs
Timothy Burroughs
Manager of Frontier Asset Management, LLC

/s/ David York
David York
Manager of Frontier Asset Management, LLC